UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2016 to September 30, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
September 30, 2016
Voya Government Money Market Fund (formerly, Voya Money Market Fund)
Classes A, B, C, I, L, O, and W
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.
Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective.

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President’s Letter

Economic growth, interest rates and the president-elect
Dear Shareholder,
Speculation about a December interest rate hike began almost immediately after the U.S. Federal Reserve Board’s (“Fed”) decision to keep rates unchanged in September. Regardless of what the Fed announces in December, we believe the more significant story is that unconventional policy tools are here to stay. During September, the European Central Bank (“ECB”) expressed reluctance to commit to new stimulus, saying it would reassess its bond-buying program to ensure it didn’t run out of assets to purchase or hurt banks with negative interest rates. Faced with upset in the financial markets, however, the ECB recanted and declared it stood ready to boost bond buying if needed.
Central bank struggles to induce demand and inflation through monetary policy may pave the way for fiscal stimulus, which is on the table again after nearly a decade of austerity. Japan has introduced a stimulus plan worth 28 trillion yen, and fiscal spending is an agenda item for the U.S. president-elect. Enhancing economic growth will be difficult regardless of the president’s approach, and generating investment returns may become more challenging.
As we await future Fed decisions, the international economic landscape of negative rates and intermittent volatility may ignite concerns to take action. Against this backdrop, investors should prepare for the unexpected as they seek to reach their goals. At Voya Investment Management, we believe the best way to mitigate these unknowns is to hold a broadly diversified portfolio and maintain a disciplined approach to investing. Before you make any changes to your portfolio, seek advice from your investment advisor.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 25, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended September 30, 2016

Our fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having risen nearly 12% in the previous seven weeks. With some turmoil along the way, the Index managed to build on this gain to end up 6.11% for the fiscal half-year. (The Index returned 5.92% for the six-months ended September 30, 2016, measured in U.S. dollars.)
Intensifying global concerns had driven down the prices of risk assets well into February. The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016. However, in the U.S., apart from employment, economic progress looked sluggish. The outlook was no better in the rest of the developed world where negative bond yields were increasingly common, created by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was surely untenable.
China was an ongoing concern with declining growth, policy missteps including a bungled currency devaluation and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices seemed to reach their nadir on February 11 before rebounding. There was no specific catalyst evident. At around this time the FOMC was toning down its expectations for further interest rate increases and signs of stabilization in China were emerging. Some major oil producing nations announced their intent to restrict output, which might put a floor under oil prices.
It is a measure of the changed market sentiment in the new fiscal year that when the talks among major oil producers to curtail production collapsed in mid-April, an immediate 7% fall in the price of a barrel of oil was recovered within a day.
In fact, the financial press at this time made much of the uncertainties surrounding markets, not least the uncertainty of sentiment itself. The Wall Street Journal in May wrote about the “contradictions and confusion” involved in the recent rally in risk assets, citing years of distortive central bank stimulus. Bloomberg frequently commented on the mounting trillions of dollars’ worth of investment grade bonds carrying negative yields.
Still, by the end of May, the domestic economy was delivering some more encouraging data. For the latest month, retail sales rose 1.3%; consumer prices rose 0.4%, the most in more than three years; housing starts jumped 6.6%; and industrial production rose 0.7%.
FOMC officials started talking about two to three rate increases in 2016, as faint U.S. gross domestic product growth in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to a rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were likely to demand their own referendum. The potential disintegration of the world’s largest trading block had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Perhaps some investors felt that central banks would intensify their monetary stimulus. If so, the U.S. still seemed to be moving in the opposite direction. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized growth of just 1.1% in gross domestic product concealed real final sales growth of 2.4%. By the end of August, Federal Reserve Vice Chair Stanley Fischer was again raising the prospect of two interest rate increases before year end. In the event the FOMC did not act in September in the wake of a less strong employment report and listless purchasing managers’ indices, but gave a broad hint that they would do so in December.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.68% in the fiscal half-year. The Bloomberg Barclays U.S. Treasury Bond sub-index added 1.81%, but its long-term subsector advanced 6.06% as the yield curve flattened. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 5.03%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 11.38%.
U.S. equities, represented by the S&P 500® index including dividends, rose 6.40% in the six-months through September. The rebounding energy sector did best, returning 14.14%. The utilities sector was the weakest, up 0.49%. Late in the period, high-yielding “bond-proxy” sectors like utilities and telecoms weakened in favor of technology in particular. S&P 500® companies’ earnings per share recorded their fifth straight year-over-year decline in the second quarter of 2016.
In currencies, the dollar added just 1.30% against the euro, moving in a narrow range throughout the period. The dollar gained 10.66% on the pound, all of it after Britain’s vote to leave the EU, but lost 9.07% to the yen, on increasing skepticism that “Abenomics” would succeed in weakening that currency.
In international markets, the MSCI Japan® Index slipped 1.17%, probably reflecting the balance of improved prospects for China against the concern over the rising yen. The MSCI Europe ex UK® Index rose 3.89%. A sizeable loss in June due to Britain’s vote was almost exactly recovered in July and August. The MSCI UK® Index climbed 14.20%, its big multinational members actually benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Government Money Market Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2016 (as a percentage of net assets)

U.S. Government Agency Debt	39.8%
U.S. Treasury Debt	35.9%
Investment Companies	9.3%
Treasury Repurchase Agreement	5.5%
Assets in Excess of Other Liabilities	9.5%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Fund* (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.
Portfolio Specifics: The major economic themes driving the short-term markets during the six-months ended September 30, 2016, were continued modest growth in the U.S., a generally lackluster global economy, improving labor market conditions and inflation running below the long-term Federal Open Market Committee (“FOMC”) target of 2%. After raising short-term interest rates in December 2015 for the first time in nearly a decade, the FOMC remained on hold during the reporting period. At its meeting in September 2016, the FOMC pared back the number of expected rate hikes in 2016 and 2017, as well as lowering its longer-term expectations for the federal funds rate.
On May 1, 2016, the Fund’s principal investment strategies were revised in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). Accordingly, on May 1, 2016, the Fund converted from a prime money market fund to a government money market fund. We proactively adjusted the Fund in anticipation of the conversion during the reporting period. This included reducing the Fund’s allocations to commercial paper, certificates of deposit and short-term corporate obligations in favor of agency discount notes, Treasury bills and agency/Treasury floaters. This limited the Fund’s effective yield during the first month of the reporting period versus its peers, as the former securities offered a yield advantage.
As of the end of the reporting period, 100% of the Fund’s assets were in U.S. Treasury-related assets and cash. This included Treasury bills and agency discount notes, as well as repurchase agreements. The Fund continued to waive fees in order to maintain a 0.00% net yield, as do most of our competitors due to the historically low level of interest rates on money market securities.
Toward the end of the reporting period, we increased our allocation to floating rate agencies and floating rate Treasuries. We believe this will allow the Fund to capitalize on a potential rate hike by the FOMC during its meeting in December 2016. We believe this is likely, barring a negative surprise on employment or other key economic data prior to the meeting. Finally, the Fund distributed realized short-term capital gains in September 2016, which contributed to its performance.
Current Strategy & Outlook: Looking ahead, we believe the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. In our view, there are no significant drivers to propel the economy meaningfully higher in the near term. At the same time, a number of factors, including “Brexit’s impact on growth in the UK and Europe, increased regulations and uncertainties regarding growth in China, could prove to be headwinds for growth in the U.S. Meanwhile, we believe inflation will remain relatively well contained. Against this backdrop, we expect the U.S. Federal Reserve Board to take a measured and slow approach in terms of raising interest rates.
Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*
On November 19, 2015, the Board approved revisions with respect to the Fund’s principal investment strategies in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the 1940 Act. In addition, the Board also approved a revision to the Fund’s name. All changes became effective May 1, 2016 and the Fund was renamed “Voya Government Money Market Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Shareholder Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio•	Expenses Paid During the Period Ended September 30, 2016*	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio•	Expenses Paid During the Period Ended September 30, 2016*
Class A	$1,000.00	$1,000.70	0.39%	$1.96	$1,000.00	$1,023.11	0.39%	$1.98
Class B	1,000.00	1,000.70	0.39	1.96	1,000.00	1,023.11	0.39	1.98
Class C	1,000.00	1,000.70	0.39	1.96	1,000.00	1,023.11	0.39	1.98
Class I	1,000.00	1,000.70	0.39	1.96	1,000.00	1,023.11	0.39	1.98
Class L	1,000.00	1,000.70	0.39	1.96	1,000.00	1,023.11	0.39	1.98
Class O	1,000.00	1,000.70	0.39	1.96	1,000.00	1,023.11	0.39	1.98
Class W	1,000.00	1,000.70	0.39	1.96	1,000.00	1,023.11	0.39	1.98

*
Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

•
The annualized expense ratios reflect waivers of 0.32%, 1.32%, 1.32%, 0.32%, 0.32%, 0.57% and 0.32% of management, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero (Note 4).

statement of assets and liabilities as of September 30, 2016 (Unaudited)

ASSETS:
Short-term investments at amortized cost	$196,656,085
Cash	540
Receivables:
Investment securities sold	67,265,298
Fund shares sold	3,792,732
Dividends	1,192
Interest	45,949
Prepaid expenses	55,462
Receivable due from manager	57,509
Other assets	23,735
Total assets	267,898,502
LIABILITIES:
Payable for investment securities purchased	49,779,639
Payable for fund shares redeemed	518,910
Payable for investment management fees	83,610
Payable for distribution and shareholder service fees	2,611
Payable for directors fees	2,812
Payable to directors under the deferred compensation plan (Note 5)	23,735
Other accrued expenses and liabilities	81,757
Total liabilities	50,493,074
NET ASSETS	$217,405,428
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$217,438,864
Distributions in excess of net investment income	(34,848)
Accumulated net realized gain	1,412
NET ASSETS	$217,405,428

See Accompanying Notes to Financial Statements

statement of assets and liabilities as of September 30, 2016 (Unaudited) (continued)

Class A
Net assets	$164,739,873
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	164,739,956
Net asset value and redemption price per share†	$1.00
Class B
Net assets	$141,133
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	141,132
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$2,942,035
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	2,941,945
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$40,711,500
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	40,710,378
Net asset value and redemption price per share	$1.00
Class L
Net assets	$1,543,919
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	1,543,870
Net asset value and redemption price per share	$1.00
Class O
Net assets	$7,293,449
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	7,293,236
Net asset value and redemption price per share	$1.00
Class W
Net assets	$33,519
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	33,518
Net asset value and redemption price per share	$1.00

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended September 30, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends	$13,757
Interest, net of foreign taxes withheld*	387,096
Total investment income	400,853
EXPENSES:
Investment management fees	518,985
Distribution and shareholder service fees:
Class B	1,214
Class C	16,740
Class O	9,403
Transfer agent fees:
Class A	84,871
Class B	135
Class C	1,870
Class I	23,974
Class L	917
Class O	4,202
Class W	32
Shareholder reporting expense	16,800
Registration fees	50,165
Professional fees	19,224
Custody and accounting expense	21,018
Directors fees	4,578
Miscellaneous expense	8,944
Interest expense	150
Total expenses	783,222
Net waived and reimbursed fees	(382,392)
Net expenses	400,830
Net investment income	23
REALIZED GAIN:
Net realized gain	79,725
Increase in net assets resulting from operations	$79,748
* Foreign taxes withheld	$467
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended September 30, 2016	Year Ended March 31, 2016
FROM OPERATIONS:
Net investment income	$23	$—
Net realized gain	79,725	106,784
Increase in net assets resulting from operations	79,748	106,784
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(18)	—
Class B	—	—
Class C	—	—
Class I	(4)	—
Class L	—	—
Class O	(1)	—
Net realized gains:
Class A	(114,439)	(35,368)
Class B	(93)	(81)
Class C	(1,952)	(606)
Class I	(26,758)	(10,854)
Class L	(1,014)	(458)
Class O	(4,795)	(1,508)
Class W	(21)	(8)
Total distributions	(149,095)	(48,883)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	313,050,731	631,801,252
Reinvestment of distributions	143,309	47,065
	313,194,040	631,848,317
Cost of shares redeemed	(299,506,711)	(675,720,472)
Net increase (decrease) in net assets resulting from capital share transactions	13,687,329	(43,872,155)
Net increase (decrease) in net assets	13,617,982	(43,814,254)
NET ASSETS:
Beginning of year or period	203,787,446	247,601,700
End of year or period	$217,405,428	$203,787,446
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(34,848)	$(34,848)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.07	0.73	0.39(4)	0.39	0.00*	164,740	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	0.00*	144,081	—
03-31-15	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	0.00*	174,152	—
03-31-14	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	0.00*	149,106	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(8)	0.35	0.00	164,203	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28(9)	0.28	0.00*	166,570	—
Class B
09-30-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.07	1.73	0.39(4)	0.39	0.00*	141	—
03-31-16	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	1.71	0.28(5)	0.28	0.00	352	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.68	0.19(6)	0.19	(0.00)*	604	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.67	0.20(7)	0.20	0.00	1,224	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	1.64	0.35(8)	0.35	0.00	1,908	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.65	0.28(9)	0.28	0.00*	3,014	—
Class C
09-30-16	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.07	1.73	0.39(4)	0.39	0.00*	2,942	—
03-31-16	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.71	0.28(5)	0.28	(0.00)*	3,681	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.68	0.19(6)	0.19	0.00*	2,526	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	1.67	0.20(7)	0.20	(0.00)*	2,907	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	1.64	0.35(8)	0.35	0.00	2,105	—
07-29-11(10) - 03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.65	0.28(9)	0.28	0.00*	2,040	—
Class I
09-30-16	1.00	—	0.00*	0.00	0.00*	0.00*	—	0.00*	—	1.00	0.07	0.73	0.39(4)	0.39	0.00*	40,712	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	(0.00)*	46,198	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	59,514	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	0.00	67,367	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(8)	0.35	0.00	81,466	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28(9)	0.28	(0.01)	84,557	—
Class L
09-30-16	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.07	0.73	0.39(4)	0.39	0.00*	1,544	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	(0.00)*	1,902	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	2,464	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	(0.00)*	3,346	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(8)	0.35	0.00	4,399	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.65	0.28(9)	0.28	0.00*	5,526	—
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class O
09-30-16	1.00	—	0.00*	0.00	0.00*	0.00*	—	0.00*	—	1.00	0.07	0.98	0.39(4)	0.39	0.00*	7,293	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.96	0.28(5)	0.28	(0.00)*	7,546	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.93	0.19(6)	0.19	(0.00)*	8,302	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.92	0.20(7)	0.20	0.00	9,330	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.89	0.35(8)	0.35	0.00	10,679	—
03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.90	0.28(9)	0.28	0.00*	11,048	—
Class W
09-30-16	1.00	0.00*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.07	0.73	0.39(4)	0.39	0.00	34	—
03-31-16	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	0.00	27	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	40	—
03-31-14	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	0.00	78	—
03-31-13	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.03	0.64	0.35(8)	0.35	0.00	99	—
07-29-11(10) - 03-31-12	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.65	0.28(9)	0.28	0.00*	29	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Expense ratios reflect waivers of 0.32%, 1.32%, 1.32%, 0.32%, 0.32%, 0.57% and 0.32% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(5)
Expense ratios reflect waivers of 0.41%, 1.41%, 1.41%, 0.41%, 0.41%, 0.66% and 0.41% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(6)
Expense ratios reflect waivers of 0.49%, 1.49%, 1.49%, 0.49%, 0.49%, 0.74% and 0.49% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(7)
Expense ratios reflect waivers of 0.47%, 1.47%, 1.47%, 0.47%, 0.47%, 0.72% and 0.47% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(8)
Expense ratios reflect waivers of 0.29%, 1.29%, 1.29%, 0.29%, 0.29%, 0.54% and 0.29% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(9)
Expense ratios reflect waivers of 0.37%, 1.37%, 1.37%, 0.37%, 0.37%, 0.62% and 0.37% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(10)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”), as an open-end management investment company. There are six separate active series which comprise the Company. This report is for Voya Government Money Market Fund (“Government Money Market” or the “Fund”), a diversified series of the Company. Prior to May 1, 2016, Government Money Market was known as “Voya Money Market Fund.”
The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class L, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares and Class L shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Directors (“Board”) has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended September 30, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with U.S GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund. Please refer to the table following the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at September 30, 2016.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the
Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.500% on first $500 million, 0.450% on next $500 million, 0.440% on next $1 billion, 0.430% on next $1 billion and 0.400% in excess of  $3 billion. The Investment Adviser is contractually obligated to waive 0.02% of the management fee. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 4 — DISTRIBUTION AND SERVICE FEES
Class B and Class C shares of the Fund have a distribution and shareholder services plan and Class O shares of the Fund have a shareholder services plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class B and Class C shares and 0.25% for Class O shares of the value of average daily net assets of the respective class for expenses incurred in the distribution and/or shareholder servicing of the Fund’s shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund. This waiver is not eligible for recoupment. For the period ended September 30, 2016, the Distributor waived $9,403 of such fees. Termination or modification of this obligation requires approval by the Board.
Voya Investments and the Distributor have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. There is no guarantee the Fund will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by Voya Investments within three years subject to certain restrictions. Distribution and shareholder services fees waived are not subject to recoupment. For the period

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

ended September 30, 2016, Voya Investments and the Distributor waived $334,279 of management fees and $17,953 of class specific distribution and shareholder servicing fees (in addition to the Class O waiver described above) to maintain a net yield of not less than zero. The class specific waiver was comprised of the following amounts per class:
	Distribution Fee	Shareholder Servicing Fee
Class B	$910	$304
Class C	12,555	4,185
Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.
As of September 30, 2016, amounts of waived and/or reimbursed fees that are subject to possible recoupment by Voya Investments, and the related expiration dates are as follows:
September 30,			Total
2017	2018	2019
$1,230,989	$1,154,838	$715,505	$3,101,332
The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended September 30, 2016, the Distributor retained the following amounts in sales charges:
Class C
Contingent Deferred Sales Charges:	$359
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At September 30, 2016, the following direct or indirect, wholly owned subsidiaries of Voya Finanical, Inc. owned more than 5% of the Fund.
Subsidiary	Percentage
Voya Institutional Trust Company	16.84%
Voya Investments Distributor, LLC	13.06
Voya Retirement Insurance and Annuity Company	32.66
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 6 — LINE OF CREDIT
Effective May 20, 2016, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of such funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended September 30, 2016 the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
1	$3,999,000	1.37%

NOTES TO FINANCIAL STATEMENTS as of September 30, 2016 (Unaudited) (continued)

NOTE 7 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
9/30/2016	309,085,792	—	112,671	(288,488,071)	20,710,392	309,085,793	—	112,671	(288,488,071)	20,710,393
3/31/2016	608,652,681	—	34,813	(638,836,833)	(30,149,339)	608,689,641	—	34,813	(638,836,832)	(30,112,378)
Class B
9/30/2016	5,426	—	65	(216,713)	(211,222)	5,426	—	65	(216,713)	(211,222)
3/31/2016	29,470	—	54	(281,491)	(251,967)	29,575	—	54	(281,491)	(251,862)
Class C
9/30/2016	1,005,635	—	1,887	(1,745,800)	(738,278)	1,005,635	—	1,887	(1,745,800)	(738,278)
3/31/2016	3,841,956	—	596	(2,688,859)	1,153,693	3,842,683	—	596	(2,688,859)	1,154,420
Class I
9/30/2016	2,408,602	—	26,725	(7,908,131)	(5,472,804)	2,408,601	—	26,725	(7,908,131)	(5,472,805)
3/31/2016	18,442,994	—	10,842	(31,793,386)	(13,339,550)	18,454,011	—	10,842	(31,793,386)	(13,328,533)
Class L
9/30/2016	—	—	1,015	(358,035)	(357,020)	—	—	1,015	(358,035)	(357,020)
3/31/2016	—	—	458	(564,115)	(563,657)	453	—	458	(564,115)	(563,204)
Class O
9/30/2016	303,557	—	925	(554,854)	(250,372)	303,557	—	925	(554,854)	(250,372)
3/31/2016	725,324	—	294	(1,484,584)	(758,966)	726,700	—	293	(1,484,584)	(757,591)
Class W
9/30/2016	241,719	—	21	(235,107)	6,633	241,719	—	21	(235,107)	6,633
3/31/2016	58,163	—	9	(71,205)	(13,033)	58,189	—	9	(71,205)	(13,007)
NOTE 8 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Six Months Ended September 30, 2016	Year Ended March 31, 2016
Ordinary Income	Ordinary Income	Long-term Capital Gains
$149,095	$48,288	$595
The tax-basis components of distributable earnings as of March 31, 2016 were:
Undistributed Ordinary Income
$70,759
At March 31, 2016, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of September 30, 2016, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 9 — SUBSEQUENT EVENTS
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of September 30, 2016 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
Investment Companies: 9.3%
$10,200,000		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.346%, due 10/03/16	$10,200,000	4.7
9,000,000		Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.303%, due 10/03/16	9,000,000	4.1
1,000,000		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.306%, due 10/03/16	1,000,000	0.5
		Total Investment Companies (Cost $20,200,000)	20,200,000	9.3
Treasury Repurchase Agreement: 5.5%
11,980,000		Deutsche Bank Repurchase Agreement dated 9/30/2016, 0.48%, due 10/3/2016, $11,980,479 to be received upon repurchase (Collateralized by $12,121,600, U.S. Treasury Note, 1.625%, Market Value plus accrued interest $12,219,679 due 2/15/2026)	11,980,000	5.5
		Total Treasury Repurchase Agreement (Cost $11,980,000)	11,980,000	5.5
U.S. Government Agency Debt: 39.8%
400,000	Z	Fannie Mae Discount Notes, 0.410%, due 01/17/17	399,519	0.2
2,380,000		Fannie Mae, 0.468%, due 07/20/17	2,381,140	1.1
100,000		Fannie Mae, 0.750%, due 06/12/17	103,197	0.0
4,000,000		Federal Farm Credit Banks, 0.390%, due 04/03/17	3,999,008	1.8
400,000		Federal Farm Credit Banks, 0.404%, due 02/21/17	399,954	0.2
10,500,000		Federal Farm Credit Banks, 0.450%, due 10/21/16	10,500,000	4.8
6,750,000		Federal Farm Credit Banks, 0.460%, due 12/19/16	6,750,147	3.1
1,050,000		Federal Farm Credit Banks, 0.477%, due 10/11/16	1,049,998	0.5
250,000		Federal Farm Credit Banks, 0.480%, due 10/17/17	249,844	0.1
4,250,000		Federal Farm Credit Banks, 0.490%, due 03/22/17	4,250,304	2.0
1,250,000		Federal Farm Credit Banks, 0.490%, due 10/25/17	1,250,000	0.6
Principal Amount†			Value	Percentage of Net Assets
U.S. Government Agency Debt: (continued)
$250,000		Federal Farm Credit Banks, 0.500%, due 07/03/17	$249,886	0.1
200,000		Federal Farm Credit Banks, 0.580%, due 02/27/17	199,991	0.1
2,360,000		Federal Farm Credit Banks, 0.580%, due 04/17/17	2,360,551	1.1
766,000		Federal Farm Credit Banks, 0.810%, due 09/28/17	766,031	0.3
2,250,000		Federal Farm Credit Discount Notes, 0.593%, due 02/22/17	2,244,780	1.0
500,000		Federal Farm Credit Discount Notes, 0.650%, due 02/03/17	498,889	0.2
1,600,000	Z	Federal Home Loan Bank Discount Notes, 0.180%, due 10/05/16	1,599,961	0.7
6,500,000		Federal Home Loan Bank Discount Notes, 0.200%, due 10/07/16	6,499,783	3.0
750,000		Federal Home Loan Bank Discount Notes, 0.270%, due 11/18/16	749,740	0.3
996,000		Federal Home Loan Bank Discount Notes, 0.280%, due 11/09/16	995,709	0.5
1,250,000		Federal Home Loan Bank Discount Notes, 0.280%, due 12/23/16	1,249,199	0.6
600,000	Z	Federal Home Loan Bank Discount Notes, 0.290%, due 10/19/16	599,910	0.3
1,500,000		Federal Home Loan Bank Discount Notes, 0.300%, due 10/28/16	1,499,662	0.7
1,750,000		Federal Home Loan Bank Discount Notes, 0.310%, due 10/26/16	1,749,629	0.8
1,645,000		Federal Home Loan Bank Discount Notes, 0.310%, due 11/04/16	1,644,536	0.8
3,000,000		Federal Home Loan Banks, 0.405%, due 11/10/16	2,999,967	1.4
1,250,000		Federal Home Loan Banks, 0.467%, due 06/01/17	1,250,000	0.6
2,250,000		Federal Home Loan Banks, 0.477%, due 03/01/17	2,250,000	1.0
2,800,000		Federal Home Loan Banks, 0.510%, due 01/27/17	2,800,000	1.3
1,000,000		Federal Home Loan Banks, 0.570%, due 05/16/17	1,000,000	0.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of September 30, 2016 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. Government Agency Debt: (continued)
$4,750,000	Federal Home Loan Banks, 0.570%, due 07/12/17	$4,749,813	2.2
500,000	Federal Home Loan Banks, 0.610%, due 02/17/17	500,207	0.2
1,250,000	Federal Home Loan Banks, 0.670%, due 05/16/17	1,249,778	0.6
500,000	Federal Home Loan Banks, 0.780%, due 08/21/17	500,726	0.2
285,000	Federal Home Loan Mortgage Corp., 0.410%, due 01/27/17	285,085	0.1
1,230,000	Federal Home Loan Mortgage Corp., 0.420%, due 10/14/16	1,230,188	0.6
350,000	Federal Home Loan Mortgage Corp., 0.493%, due 04/27/17	350,099	0.2
250,000	Federal Home Loan Mortgage Corp., 0.530%, due 01/13/17	250,024	0.1
410,000	Federal Home Loan Mortgage Corp., 0.540%, due 04/20/17	410,286	0.2
750,000	Federal Home Loan Mortgage Corp., 0.670%, due 07/21/17	750,676	0.3
1,750,000	Federal Home Loan Mortgage Corp., 0.810%, due 10/27/17	1,750,812	0.8
3,000,000	Freddie Mac Discount Notes, 0.459%, due 11/25/16	2,997,938	1.4
4,000,000	Freddie Mac Discount Notes, 0.459%, due 12/14/16	3,996,300	1.8
600,000	Freddie Mac Discount Notes, 0.511%, due 01/05/17	599,393	0.3
Principal Amount†			Value	Percentage of Net Assets
U.S. Government Agency Debt: (continued)
$1,000,000		Freddie Mac Discount Notes, 0.510%, due 12/01/16	$999,153	0.5
1,250,000	Z	Freddie Mac Strip, 0.280%, due 12/20/16	1,249,228	0.6
		Total U.S. Government Agency Debt (Cost $86,411,041)	86,411,041	39.8
U.S. Treasury Debt: 35.9%
46,900,000		United States Treasury Bill, 0.280%, due 01/05/17	46,865,699	21.5
12,000,000		United States Treasury Bill, 0.330%, due 02/09/17	11,985,896	5.5
5,000,000		United States Treasury Bill, 0.350%, due 03/02/17	4,992,653	2.3
1,226,000		United States Treasury Bill, 0.510%, due 03/23/17	1,223,078	0.6
1,250,000		United States Treasury Bill, 0.520%, due 03/16/17	1,247,083	0.6
11,750,000		United States Treasury Floating Rate Note, 0.337%, due 07/31/17	11,750,635	5.4
		Total U.S. Treasury Debt (Cost $78,065,044)	78,065,044	35.9
		Total Investments in Securities (Cost $196,656,085)	$196,656,085	90.5
		Assets in Excess of Other Liabilities	20,749,343	9.5
		Net Assets	$217,405,428	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of September 30, 2016 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2016
Asset Table
Investments, at fair value
U.S. Treasury Debt	$—	$78,065,044	$—	$78,065,044
Treasury Repurchase Agreement	—	11,980,000	—	11,980,000
Investment Companies	20,200,000	—	—	20,200,000
U.S. Government Agency Debt	—	86,411,041	—	86,411,041
Total Investments, at fair value	$20,200,000	$176,456,085	$—	$196,656,085

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of September 30, 2016:
Counterparty	Treasury Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$11,980,000	$(11,980,000)	$—
Totals	$11,980,000	$(11,980,000)	$—

(1)
Collateral with a fair value of  $12,121,600 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
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163308         (0916-111816)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed in Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	December 6, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	December 6, 2016